UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

GLOBAL GREEN, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

333-174853	20-1515998
(Commission File Number)	(I.R.S. Employer Identification No.)

2820 Remington Green Circle, Tallahassee, Florida 32308

(Address of principal executive offices) (Zip Code)

(850) 597-7906

(Registrant's telephone number, including area code)

_________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the  Exchange Act  (17 CFR240.14d-2(b))

[_]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the  Exchange  Act  (17 CFR240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

             Item 5.01 Changes in Control of Registrant

On November 19, 2015, Nutritional Health Institute Laboratories, LLC ("NHIL"), the Company's largest shareholder, entered into a Plan of Merger with Biovaccine, Inc., a Florida corporation ("Biovaccine"), and World Health Solutions, LLC, a Florida limited liability company ("WHS").  The separate existence and organization of NHIL and Biovaccine ceased upon the Effective Date and World Health Solutions, LLC is the surviving party. World Health Solutions, LLC is the majority shareholder of the Company, owning approximately 81% of the Company's issued and outstanding common stock.

SECTION 8. OTHER EVENTS

               Item 8.01 Other Events

On December 3, 2015, the Court of Appeals rejected the Company's appeal of the SEC suspension from October 2014 regarding the trading suspension of Global Green, Inc. stock.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Articles of Organization - World Health Solutions, LLC
99.2	Plan of Merger
99.3	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL GREEN, INC.

(Registrant)

Date:  December 31, 2015

/s/ Dr. Mehran P. Ghazvini______________

Dr. Mehran P. Ghazvini, President and CEO